Income Taxes	12 Months Ended
Apr. 30, 2016
Income Tax Disclosure [Abstract]
Income Taxes

4.            Income Taxes

The Company accounts for income taxes in accordance with FASB ASC 740, "Income Taxes".  Under FASB ASC 740, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial statement reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.  The provision for income taxes represents the tax expense for the period, if any and the change during the period in deferred tax assets and liabilities.

The Company has net operating losses; however, due to the uncertainty of the realize-ability of the related deferred tax asset and other deferred tax assets, a valuation allowance equal to the amount of deferred tax assets has been established at April 30, 2016 and 2015.

FASB ASC 740 also provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is "more likely than not" that the position is sustainable based on its technical merit.

The Company's federal and state income tax returns for the tax years beginning 2011 remain subject to examination for federal and state taxes.